AMENDMENT TO
ETHANOL FUEL MARKETING AGREEMENT

This Amendment (this "Amendment") to the Ethanol Fuel Marketing Agreement (the "Ethanol Fuel Marketing Agreement"), dated as of April 28, 2005, among RPMG, Inc., a Minnesota corporation ("RENEWABLE PRODUCTS"), as assignee of Renewable Products Marketing Group, LLC, and Lincolnway Energy, LLC, a Iowa limited liability company ("LINCOLNWAY ENERGY") is effective as of the date set forth below.

WHEREAS, RENEWABLE PRODUCTS and LINCOLNWAY ENERGY desire to amend the Ethanol Fuel Marketing Agreement to clarify ownership of RINs by Renewable Products;

NOW, THEREFORE, in consideration of the premises set forth herein, the Ethanol Fuel Marketing Agreement is hereby amended as follows:

1. Section 5 is hereby amended and restated as follows:

"Marketing Pool." LINCOLNWAY ENERGY shall sell to RENEWABLE PRODUCTS and RENEWABLE PRODUCTS shall purchase all fuel grade ethanol produced by LINCOLNWAY ENERGY at the Facility during the term of this Agreement. Delivery by LINCOLNWAY ENERGY to RENEWABLE PRODUCTS of all such ethanol shall be made at the time the product crosses the loading flange. The ethanol will be marketed by RENEWABLE PRODUCTS on a "pooled" basis with other producers under contract with RENEWABLE PRODUCTS, and RENEWABLE PRODUCTS shall use commercially reasonable efforts to market all such fuel grade ethanol on a pooled basis; provided, however, that RENEWABLE PRODUCTS' obligation hereunder shall be excused in case of fire, flood, other natural calamity, labor dispute or any adverse governmental statute, regulations or decree (including any court order or decree), directly affecting RENEWABLE PRODUCTS ability to market products.

2. Section 6 is hereby amended and restated as follows:

"Risk of Loss." RENEWABLE PRODUCTS will be responsible for and shall bear the risk of loss (subject to the terms of this Agreement) of all fuel grade ethanol marketed for LINCOLNWAY ENERGY by RENEWABLE PRODUCTS from the time the product crosses the loading flange at the Facility in either a railcar or tank truck.

Except as amended hereby, the Ethanol Fuel Marketing Agreement is hereby ratified and confirmed in all respects. As so amended, the Ethanol Fuel Marketing Agreement shall remain in full force and effect. In the event of any conflict between this Amendment and the Ethanol Fuel Marketing Agreement, the terms of this Amendment shall prevail.

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IN WITNESS WHEREOF, the undersigned have signed this Amendment effective as of July 1, 2008.

RENEWABLE PRODUCTS:

RPMG, INC.

By: [signature]
Name: Randy Haw
Title: CEO

LINCOLNWAY ENERGY:

LINCOLNWAY ENERGY, LLC

By: [signature]
Name: R. J. Brehm
Title: Pres.

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